June 16, 2017

WBI TACTICAL BP FUND

(the “Fund”)

No Load Class	WBPNX
Institutional Class	WBBPX

A series of Advisors Series Trust (the “Trust”)

Supplement dated June 16, 2017 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated March 30, 2017

On June 14, 2017, at the recommendation of WBI Investments, Inc. (the “Advisor”), investment adviser to the Fund, the Board of Trustees of the Trust approved an amendment to the Amended and Restated Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s expense caps for the Institutional Class and No Load Class to 1.30% and 1.55%, respectively, effective June 15, 2017 (the “Expense Caps”).  The Expense Caps will be in place at least through March 29, 2019.

Also, at the request of the Advisor, the Board approved the termination of the Amended and Restated Shareholder Servicing Plan for the Fund.  All references contained in the Summary Prospectus, Prospectus and SAI to the Fund’s shareholder servicing plan are hereby deleted.

Summary Prospectus and Prospectus

The “Fees and Expenses of the Fund” sub-section and “Example” sub-section on page 1 of the Fund’s Summary Prospectus and page 8 of the Statutory Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Tactical BP Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	No Load	Institutional
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses(1)	0.54%	0.54%
Acquired Fund Fees and Expenses	0.16%	0.16%
Total Annual Fund Operating Expenses(2)	1.80%	1.55%
Less: Management Fee Waiver(3)	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Management Fee Waiver	1.71%	1.46%

(1)	Effective June 15, 2017, the Tactical BP Fund’s shareholder servicing plan fee was eliminated; therefore Other Expenses have been restated to reflect current fees.
(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Tactical BP Fund (including the shareholder servicing plan fee prior to June 15, 2017) and does not include expenses attributed to acquired fund fees and expenses (“AFFE”) and other restated fees and expenses.

(3)
WBI Investments, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Tactical BP Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, and extraordinary expenses) do not exceed 1.55% of average daily net assets for No Load Class shares and 1.30% of average daily net assets for Institutional Class shares (the “Expense Caps”) through at least March 29, 2019.  The Expense Caps may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Tactical BP Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps in the first and second years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$174	$558	$966	$2,109
Institutional Class	$149	$481	$836	$1,838

Prospectus

The “Fund Expenses” sub-section on page 38 of the Prospectus is modified as follows:

Fund Expenses
Each Fund is responsible for its own operating expenses.  However, effective June 15, 2017, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding AFFE, interest, taxes and extraordinary expenses), through at least March 29, 2019, to limit Total Annual Fund Operating Expenses of each Fund to 1.55% of average daily net assets of No Load Class shares and to 1.30% of average daily net assets of Institutional Class shares. Prior to June 15, 2017, the Expense Caps for the No Load Class and Institutional Class were 1.75% and 1.50%, respectively.  Prior to March 30, 2015, the Expense Cap for the No Load Class was 2.00%.  Prior to July 1, 2014, the Expense Cap for the Institutional Class was 1.75%, and from July 1, 2014 through March 29, 2016, the Expense Cap for the Institutional Class was 1.60%.  The term of the Fund’s operating expenses limitation agreement is indefinite, and it can only be terminated by the Board.  Any waiver in management fees or payment of Fund expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps.  The Advisor may request recoupment for management fee waivers and Fund expense payments made in the prior three fiscal years from the date the fees were waived and expenses were paid.  Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

SAI

The fifth paragraph in “The Funds’ Investment Advisor” section on page 28 of the SAI is modified as follows:

“Though each Fund is responsible for its own operating expenses, the Advisor has contractually agreed to waive a portion or all of the management fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses), through at least March 29, 2019~~8~~, to limit Total Annual Fund Operating Expenses of each Fund to 1.55~~75~~% of average daily net assets of No Load Class shares and to 1.30~~50~~% of average daily net assets of Institutional Class shares.  Any such waivers made by the Advisor in its management fees or payment of expenses which are a Fund’s obligation are subject to recoupment by the Advisor from the Funds, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to recoup only for management fee waivers and expense payments made in the previous three fiscal years.  Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts.  Such recoupment may not be paid prior to a Fund’s payment of current ordinary operating expenses”.

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI for future reference.